UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

Item 1. Report to Shareholders

Institutional Global Multi-Sector Bond Fund	May 31, 2014

Highlights

  Anticipation of the Federal Reserve tapering its asset purchase program resulted in an increase in U.S. Treasury yields in 2013, but the trend in 2014 has been toward lower rates.

  The Institutional Global Multi-Sector Bond Fund outperformed its market benchmark during the since-inception period and over the last six months.

  In the current environment, we believe that a “barbelled” approach to credit risk—holding meaningful allocations to liquid securities, including developed market government bonds and reserves, along with emerging markets debt, high yield bonds, and leveraged loans for income and appreciation potential—will allow the fund to participate in the continued economic recovery while also maintaining flexibility should market volatility increase.

  We see longer-term opportunities in emerging markets bonds and currencies, though we expect periodic volatility given near-term geopolitical risks and challenges on growth, inflation, and deficits.

The views and opinions in this report were current as of May 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Global Multi-Sector Bond Fund

Dear Investor

The fund posted strong returns amid shifting market conditions from its inception on October 24, 2013, through May 31, 2014. Economies around the world grew at varying speeds, with the U.S. Federal Reserve tapering the pace of asset purchases while the European Central Bank (ECB) and the Bank of Japan favored continued monetary accommodation to help avert deflation risk. The yield on the benchmark U.S. Treasury note climbed quickly to just over 3% at the end of 2013 as investors prepared for Fed tapering, before falling again in 2014 as the market priced in a later start and slower pace of Fed tightening. Emerging markets bonds and currencies experienced significant selling pressure amid fears about lower global liquidity and growth, resulting in attractive valuations and a rebound as global growth indicators improved and liquidity concerns abated, for now. We believe that emerging markets continue to offer more return potential than developed markets going forward, though risks remain in some countries tied to elections and reforms, in addition to the traditional risks of growth and inflation.

Performance Comparison

The Institutional Global Multi-Sector Bond Fund returned 5.19% for the six months ended May 31, 2014, and 4.65% from inception on October 24, 2013, through May 31, 2014. The fund outperformed the Barclays Global Aggregate ex Treasury Bond USD Hedged Index over both time periods. The fund’s allocations to high yield bonds, leveraged loans, and emerging markets debt, none of which are included in the benchmark, were the primary drivers of its outperformance. (Past performance cannot guarantee future results.)

The fund aims to provide a highly diversified fixed income portfolio that invests in a broad range of securities: domestic and foreign, developed and emerging markets, higher risk and higher quality, and government-issued and corporate bonds. The fund represents a more aggressive diversified bond portfolio than other T. Rowe Price offerings due to its substantial allocation flexibility across higher-risk sectors and foreign bonds and our willingness to deviate significantly from the benchmark when we perceive attractive opportunities. However, the portfolio is designed to typically be less volatile than bond funds concentrated in a single higher-risk sector, such as high yield.

Market Environment

The U.S. economy continued its uneven recovery over the reporting period. As an example of the fits and starts of the rebound, U.S. gross domestic product (GDP) expanded at a 2.6% annualized rate in the fourth quarter of 2013 but then contracted at a 1% pace in the first quarter of 2014 amid severe winter weather, with a further downward revision possible. Encouragingly, the unemployment rate fell sharply, from 7.2% in October 2013 to 6.3% as of May 2014, and second-quarter GDP looks poised to rebound from the disappointing first quarter.

The Fed’s comments earlier in 2013 about tapering its monthly purchases of $85 billion in Treasury and agency mortgage-backed securities (MBS) as economic conditions improved triggered an abrupt rise in longer-term interest rates and turmoil in lower-quality corporate bonds and emerging markets. Markets calmed considerably later in the calendar year leading up to implementation of the central bank taper in January, and volatility in many sectors has since dropped to multiyear lows.

Even as the Fed gradually removed some of its monetary accommodation, the ECB and the Bank of Japan considered options to revive their struggling regional economies and avoid deflation. The ECB cut its main lending rate by 25 basis points in November in an effort to stimulate growth and inflation and was preparing the markets for more accommodative measures as we approached the end of the reporting period. The Bank of Japan implemented a massive quantitative easing effort in April 2013, which initially contributed to a weaker yen and increased inflation expectations. The Bank of England has held its benchmark lending rate at 0.5% since March 2009 despite a surprising housing-driven economic rebound in the UK.

In reaction to the Fed’s statement about eventual tapering, the yield on the 10-year U.S. Treasury note climbed to finish 2013 at just over 3%. However, yields surprised many by reversing course and heading lower in early 2014, with the 10-year Treasury yield finishing the reporting period under 2.5%. The impetus for the rate move was not evident but was partially driven by expectations that the tightening cycle in the U.S., when it does occur, could end with a terminal federal funds rate much lower than historical norms. Another driver was a significant weakening in growth in China and other emerging economies, possibly resulting in safe-haven flows into the U.S. Treasury market. While fears of another emerging markets currency crisis soon abated, Russia’s incursion into the Crimea region of Ukraine in early March fostered a further “flight to safety” in Treasuries and other low-risk assets. Some weaker U.S. economic data released in early 2014 also encouraged the move into Treasuries, though these data could be attributed to weather-related influences and have since reversed.

High yield corporate bonds posted strong performance over the reporting period, fueled by continued demand for yield in a low-rate environment. High yield bonds are generally less adversely affected by rising interest rates than investment-grade bonds, particularly if rates are rising due to an improving economy. Default rates remain low, and many high yield issuers have taken advantage of low rates over the past few years to refinance debt. Bank (or leveraged) loans, which also carry noninvestment-grade credit ratings but have floating interest rates, also benefited from steady investor demand and a decline in default expectations. The higher-quality, investment-grade corporate bond market followed suit with healthy returns for the reporting period, although it lagged the performance of high yield debt.

Outside the U.S., government bonds issued by many eurozone countries benefited from increased investor confidence in the region’s ability to rebound from the sovereign debt crisis. The government debt of peripheral eurozone nations, which was stressed coming out of the crisis, performed particularly well. Outside the eurozone, Japan’s rates remained low given the country’s large levels of quantitative easing and structural impediments to stronger growth.

Concerns about decreased global liquidity resulting from the Fed’s tapering and worries about the economic health of some developing countries led to a pronounced downturn in emerging markets bonds and currencies through much of 2013, and even into early 2014. Countries with large current account deficits such as the “fragile five”—India, Indonesia, Turkey, Brazil, and South Africa—suffered as a result of investment outflows and were viewed as primary examples of the challenges facing emerging economies—weak growth, stubborn inflation, impending elections, and needed policy reforms. However, after a brief but intense sell-off in some emerging markets currencies and debt in January 2014, the bonds of developing countries staged a vigorous recovery.

Investment Review

The fund’s holdings of high yield corporate bonds and leveraged loans were the primary contributors to its outperformance versus the benchmark, which does not include either sector. Following a long stretch of strong performance, we reduced the size of the fund’s allocations to high yield debt—both bonds and loans—during the reporting period after the rally in noninvestment-grade debt made their valuations less compelling in an uncertain economic environment. The fundamental credit quality of high yield issuers, however, did not deteriorate in general.

Both high yield bonds and loans, in addition to emerging markets bonds, form the return-seeking but higher-risk end of our “risk barbell,” complementing exposure to higher-quality liquid sectors, including global government bonds and cash. The liquidity gives us the tactical flexibility to take advantage of buying opportunities if market volatility increases, credit spreads widen, or currencies sell off. We also maintain exposure to developed market, non-U.S. government bonds, including German sovereign debt, to increase the fund’s diversification and potentially benefit from different interest rate cycles in regions that will likely be easing monetary policy even as the Fed gets closer to a tightening phase.

When determining portfolio allocations across the various fixed income sectors, we actively consider both current and potential future liquidity across sectors. U.S. Treasuries and the sovereign debt of other developed markets, such as Germany and the UK, are typically very liquid. However, liquidity tends to decrease in sectors with increasing amounts of credit risk. Emerging markets bonds are an example of a sector where it can be difficult to buy or sell efficiently in a “risk off” environment. By maintaining a portion of the portfolio in liquid sectors, we are able to take advantage of attractive valuations in less liquid sectors, which can provide tremendous opportunities coming out of risk-off periods in markets.

We currently find less value in investment-grade credit markets, as valuations have grown less compelling in U.S. and European investment-grade corporate bonds, and we have reduced exposure accordingly. Agency MBS exposure is also less compelling as Fed support for that sector declines. However, limited supply in non-agency MBS makes them more attractive despite their recent strong performance.

High yield bonds and loans still account for a significant portion of the fund despite the runup in valuations and some recent new issues that offered fewer investor protections in their covenants. Diversifying globally in bonds with credit risk continues to make sense, and we have been finding relative value opportunities in emerging markets bonds denominated in U.S. dollars, which look attractive versus domestic corporate bond exposure. Emerging markets corporate bonds cheapened during the worries about the potential negative liquidity effects of Fed tapering on developing markets, when emerging markets assets experienced broad-based selling pressure.

We have also increased the fund’s allocation to emerging markets debt denominated in local currencies, which appears to offer some of the most attractive relative value across all fixed income sectors, but also carries significant currency and interest rate risk. However, we have a positive long-term view on continued economic progress in emerging economies with higher growth prospects than developed economies, and we see the sector as not only a potential source of return, but also as a way to add diversification to the fund. Compared with most major developed economies, local emerging markets generally have higher interest rates and positive inflation-adjusted yields, lower debt levels, and stronger fiscal balances.

Since we expect interest rates to rise in the U.S. and other developed economies, we have maintained the fund’s overall duration—a measure of its interest rate sensitivity—shorter than that of the benchmark. A shorter duration should help mitigate the negative price effects of an increase in rates, and we further reduced the overall duration over the course of the since-inception period. The fund’s duration was 4.1 years at the end of May 2014 when the duration of the benchmark was 5.5 years. On the other hand, the duration of the portfolio’s emerging markets securities was longer than that of the benchmark, as we expect rates to stabilize or decline in those markets as inflation moderates.

In terms of currency exposures, our general strategy is to use developed market currencies, such as the euro and the Japanese yen, to fund long positions in select emerging markets currencies. We believe that growth in both the eurozone and Japan will be slow, which, in combination with the highly accommodative monetary policies of the Bank of Japan and the ECB, could lead to declines in the yen and euro.

Conversely, we think that the stronger growth prospects for, and flows into, some emerging markets will lead their currencies to appreciate over time, although selectivity is important as near-term volatility is likely given the short-term economic and political challenges that remain. One of the portfolio’s primary non-U.S. dollar currency exposures is in the Mexican peso. Although many analysts have lowered their projections for Mexico’s near-term growth, the central bank has cut rates, and the Mexican government continues to implement structural changes and reforms that bode well for long-term economic health.

Outlook

As the Fed winds down its monthly asset purchases, investors are looking ahead to eventual increases in the target federal funds rate. We believe that the move toward higher rates will take place in an orderly fashion and that real (inflation-adjusted) interest rates are likely to continue to be lower than in previous cycles. The primary reason for this is that rates generally reflect economic growth, which we expect will continue to improve but at a more sluggish pace than history might project.

Given the relative strength in the UK and Canadian economies, rates in those countries could also move higher, somewhat in lock step with U.S. rates. However, European and Japanese rates are likely to remain less tied to the U.S. because the lagging economic recoveries in the eurozone and Japan will likely keep the ECB and the Bank of Japan biased toward continued easing of monetary policy.

Within sectors, the additional yield gained from taking credit risk is currently much lower than in recent years. As a result, while some opportunities remain, it is generally more difficult to find attractive relative value opportunities in traditional sectors with credit risk. We believe that the return potential going forward resides more with emerging economies than developed economies, albeit with a different set of risks. In this uncertain environment, we believe that our strengths in identifying return opportunities and risks, tactically adjusting our portfolio allocations, and performing fundamental credit analysis will allow us to continue to generate solid long-term performance for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Steven C. Huber
Chairman of the fund’s Investment Advisory Committee

June 13, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Bond Investing

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Glossary

Barclays Global Aggregate ex Treasury Bond USD Hedged Index: Tracks the global investment-grade fixed rate debt markets, excluding U.S. Treasury securities, and is hedged to the dollar.

Basis point: Equivalent to 0.01 percentage points.

Credit spreads: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Global Multi-Sector Bond Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Global Multi-Sector Bond Fund
May 31, 2014

(Amounts in 000s)

SWAPS 0.0%

	Notional Amount	Market Value	Upfront Premiums Paid/(Received)**	Unrealized Gain (Loss)
BILATERAL SWAPS 0.0%				
Credit Default Swaps, Protection Bought 0.0%				
Deutsche Bank Securities, Protection Bought (Relevant Credit: AT&T, 1.60% 2/15/17), Pay 1.00%, Receive upon credit default, 6/20/19	325	$ (9)	$ (7)	$ (2)
Goldman Sachs, Protection Bought (Relevant Credit: AT&T, 1.60% 2/15/17), Pay 1.00%, Receive upon credit default, 6/20/19	55	(1)	(1)	—
JPMorgan Chase, Protection Bought (Relevant Credit: AT&T, 1.60% 2/15/17), Pay 1.00%, Receive upon credit default, 6/20/19	55	(2)	(1)	(1)
Total Bilateral Credit Default Swaps Protection Bought			**(9)**	**(3)**
Interest Rate Swaps 0.0%				
Deutsche Bank Securities, 3 Year Interest Rate Swap, Pay Fixed 3.215% Receive Variable 2.74%, 3-Month LIBOR, 4/17/17 (PLN)	5,200	(15)	0	(15)
Total Bilateral Interest Rate Swaps			**0**	**(15)**
Total Bilateral Swaps			**$ (9)**	**$ (18)**

****Includes interest purchased or sold but not yet collected of $1**

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended May 31, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/14
T. Rowe Price Institutional Emerging Markets Bond Fund, 5.18%	$ 4,334	$ 1,841	$ 45	$ 2,580
T. Rowe Price Institutional Floating Rate Fund, 3.83%	8,925	324	118	8,595
T. Rowe Price Institutional High Yield Fund, 4.72%	726	261	21	475
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	1	2,104
Totals			$ 185	$ 13,754

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 13,664
Dividend income	185
Interest income	–
Investment income	$ 185
Realized gain (loss) on securities	$ (51)
Capital gain distributions from mutual funds	$ 16

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Global Multi-Sector Bond Fund
May 31, 2014
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $85,336)	$	87,361
Receivable for investment securities sold		2,027
Interest and dividends receivable		858
Foreign currency (cost $304)		303
Unrealized gain on forward currency exchange contracts		215
Variation margin receivable on futures contracts		9
Cash		8
Other assets		9
Total assets		90,790
Liabilities		
Payable for investment securities purchased		3,251
Unrealized loss on forward currency exchange contracts		137
Investment management and administrative fees payable		52
Unrealized loss on bilateral swaps		18
Bilateral swap premiums received		9
Total liabilities		3,467
NET ASSETS	**$**	**87,323**
Net Assets Consist of:		
Overdistributed net investment income	$	(17)
Accumulated undistributed net realized loss		(284)
Net unrealized gain		2,028
Paid-in capital applicable to 8,565,327 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		85,596
NET ASSETS	**$**	**87,323**
NET ASSET VALUE PER SHARE	**$**	**10.19**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Global Multi-Sector Bond Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Global Multi-Sector Bond Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Global Multi-Sector Bond Fund
May 31, 2014

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Global Multi-Sector Bond Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 24, 2013. The fund seeks high income and some capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the period ended May 31, 2014, the fund accepted $21,260,000 of in-kind subscriptions, all of which were from other T. Rowe Price funds.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2014:

There were no material transfers between Levels 1 and 2 during the period ended May 31, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the period ended May 31, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2014, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the period ended May 31, 2014, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of May 31, 2014, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of May 31, 2014, securities valued at $145,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the period ended May 31, 2014, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 36% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the period ended May 31, 2014, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 21% of net assets.

Options The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying security values and/or currency values; and, for written options, potential losses in excess of the fund’s initial investment. During the period ended May 31, 2014, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 4% of net assets.

Swaps The fund is subject to interest rate risk and/or credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the period ended May 31, 2014, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At May 31, 2014, approximately 33% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At May 31, 2014, approximately 49% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of May 31, 2014, no collateral was pledged by the fund or counterparties for TBAs.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $91,282,000 and $18,878,000, respectively, for the period ended May 31, 2014. Purchases and sales of U.S. government securities aggregated $17,980,000 and $9,877,000, respectively, for the period ended May 31, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

Reclassifications to paid-in capital relate primarily to nondeductible organizational expenses. Reclassifications between income and gain relate primarily to per share rounding of distributions. For the period ended May 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the period ended May 31, 2014, totaled $1,183,000 and were characterized as ordinary income for tax purposes. At May 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price fund(s) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying T. Rowe Price fund’s net assets. Each underlying T. Rowe Price fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying T. Rowe Price fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying T. Rowe Price fund related to the fund’s investment therein. The accompanying Statement of Operations reflects management fees permanently waived pursuant to this agreement. Annual fee rates and management fees waived related to investments in the underlying T. Rowe Price fund(s) for the period ended May 31, 2014, are as follows:

As of May 31, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 25,000 shares of the fund, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Income Funds, Inc. and
Shareholders of T. Rowe Price Institutional Global Multi-Sector Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Global Multi-Sector Bond Fund (one of the portfolios comprising T. Rowe Price Institutional Income Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 17, 2014

Tax Information (Unaudited) for the Tax Year Ended 5/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $83,000 from short-term capital gains.

For taxable non-corporate shareholders, $6,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $6,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Adviser has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract and Subadvisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
Since the fund just began operations in October 2013, the Board only reviewed the fund’s since-inception return and compared it against the fund’s benchmark. In light of the fund’s limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed the fund’s single-fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of the fund’s limited operating history and a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody (1944) 2009 [159]	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, BioMed Realty Trust (2013 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present)

Anthony W. Deering (1945) 2002 [159]	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Brixmor Real Estate Investment Trust (2012 to present); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr. (1943) 2002 [159]	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Bruce W. Duncan (1951) 2013 [159]	President, Chief Executive Officer, and Director, First Industrial Realty Trust, owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present), Interim Chief Executive Officer (2007), and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr. (1952) 2013 [159]	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997 to present); Chairman of Compensation Committee and Director, Syniverse Holdings, Inc. (2008 to 2011)

Karen N. Horn (1943) 2003 [159]	Limited Partner and Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride (1956) 2013 [159]	Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)

Cecilia E. Rouse, Ph.D. (1963) 2013 [159]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (2011 to present); Member, President’s Council of Economic Advisors (2009 to 2011); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2012 to present)

John G. Schreiber (1946) 2002 [159]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to 2013); Director, BXMT (formerly Capital Trust, Inc.), a real estate investment company (2012 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present)

Mark R. Tercek (1957) 2009 [159]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [159]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin (1970) 2010 [54]	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Institutional Income Funds	Principal Occupation(s)

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael F. Blandino (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Steven E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian J. Brennan, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Andrew M. Brooks (1956) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Christopher P. Brown, Jr., CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian E. Burns (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Andrew L. Cohen, CFA (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Associate, Power & Energy/Strategic Investments, Metlife Investments (to 2010)

Michael J. Conelius, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Stephen M. Finamore, CPA (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

Michael J. Grogan, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Steven C. Huber, CFA, FSA (1958) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Director/Head of UK and Euro Fixed Income, AllianceBernstein

Andrew P. Jamison (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul A. Karpers, CFA (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael Lambe, CFA (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Robert M. Larkins, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Martin G. Lee (1963) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Paul M. Massaro, CFA (1975) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael J. McGonigle (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Samy B. Muaddi, CFA (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James M. Murphy, CFA (1967) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alexander S. Obaza (1981) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Miso Park, CFA (1982) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Credit Analyst, M&G Investments (to 2010)

Vernon A. Reid, Jr. (1954) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Theodore E. Robson, CFA (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian M. Ropp, CPA (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian A. Rubin, CPA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David A. Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Kimberly A. Stokes (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Thomas E. Tewksbury (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Robert T. Thomas (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Senior Vice President, Moody’s Investors Service (London) (to 2011)

Siby Thomas (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David A. Tiberii, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Lauren T. Wagandt (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Edward A. Wiese, CFA (1959) Vice President	Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Thea N. Williams (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Zhen Xia (1987) Vice President	Vice President, T. Rowe Price

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,759,000 and $1,794,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 17, 2014